                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 13, 2001

                          SIERRA HEALTH SERVICES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

  Nevada                          1-8865                       88-0200415
-----------------           --------------------         ----------------------
(State or Other          (Commission File Number)              (IRS Employer
Jurisdiction                                                 Identification No.)
of Incorporation)

2724 North Tenaya Way
Las Vegas, Nevada                                                 89128
----------------------------                                 ---------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:           (702) 242-7000

                        Item 9. Regulation FD Disclosure

     On  Wednesday,  November 14, 2001,  members of senior  management of Sierra
Health Services,  Inc., or Sierra,  are scheduled to appear at the Credit Suisse
First Boston Health Care Conference.  Sierra's presentation is expected to begin at  approximately  10:00 a.m.  Mountain  Time,  noon  Eastern  Time.  Investors, analysts and the general  public are invited to listen to a live webcast of this presentation  over the Internet by visiting the investors page of our website at
WWW.SIERRAHEALTH.COM.

     Anyone  listening to Sierra  management  presentations  will be presumed to have read Sierra's  Annual  Report on Form 10-K for the year ended  December 31,
2000,  and  Quarterly  Reports on Form 10-Q for the periods ended March 31, 2001 and June 30, 2001.  Additionally,  an archive of Sierra's  third  quarter,  2001 earnings call,  originally broadcast on October 25 is available on the investors page of Sierra's website.  Listeners should review  cautionary  statements under
"Management's  Discussion  and  Analysis of Financial  Condition  and Results of
Operations."

     Any  statements   made  or  issued  that  are  not  historical   facts  are
forward-looking  and should be considered in connection with certain  cautionary statements  contained  in our Current  Report on Form 8-K dated March 20,  2001.
Such statements are made pursuant to the "safe harbor" provisions of the Private
Securities  Litigation  Reform Act of 1995 and identify  important  risk factors that could cause our actual results to differ materially from those expressed in any projected, estimated or forward-looking statements relating to Sierra.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    SIERRA HEALTH SERVICES, INC.
                                    ---------------------------------
                                        (Registrant)

Date:  November 13, 2001            /S/ PAUL H. PALMER
                                    ---------------------------------
                                        Paul H. Palmer
                                        Vice President
                                        Chief Financial Officer and Treasurer
                                        (Chief Accounting Officer)